
j2 Global
Inform. Connect. Empower.

Investors Presentation

(Based on Third Quarter 2013 Results)

November 5, 2013

j2 | eFax | eVoice | FuseMail | campaigner | KeepItSafe | onebox | ZIFF DAVIS

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2013 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of November 5, 2013 and we undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per user
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Regulatory developments and taxes

All information in this presentation speaks as of November 5, 2013 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base and average revenue per user
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; inability to monetize handheld devices and handheld traffic supplanting monetized traffic
- Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecom taxes
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from others with regard to price, service, content and functionality
- Enactment of burdensome telecom, Internet, advertising or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2013 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Financial Highlights

Q3 2013 Results Non-GAAP

In Millions	Cloud - Services $	Margin	IP Licensing [1] $	Margin	Total Cloud $	Margin	Media $	Margin	j2 Consolidated $	Margin
Revenues [2]	$93.4		$1.0		$94.4		$32.6		$127.0	
Gross Profit	$76.1	81.5%	$1.0	100.0%	$77.1	81.7%	$28.2	86.5%	$105.3	82.9%
Operating Profit [3]	$40.0	42.8%	$1.0	100.0%	$41.0	43.4%	$1.7	5.2%	$42.7	33.6%
EBITDA [4]	$46.4	49.7%	$1.0	100.0%	$47.4	50.2%	$5.4	16.7%	$52.8	41.6%
Less: Depreciation & Amortization									$10.2	
Less: Interest & Other Expense (Income), Net									$4.6	
Pre-Tax Income									$38.0	30.0%
Non-GAAP Net Income Attributable to Common Shareholders									$29.9	23.6%
Earnings Per Share [5]:									GAAP	$0.59
									Non-GAAP	$0.64

(1) IP Licensing Gross Profit, Operating Profit and EBITDA are calculated without allocating any expense associated with IP Licensing operations, which expense is included in the Cloud Services amounts presented.

(2) Non-GAAP Revenues excludes approximately $0.8M of revenues associated with activities of IGN Entertainment, Inc. exited during Q3 2013 as part of integration into Digital Media business, and excludes intersegment revenues.

(3) Non-GAAP Operating Profit excludes $2.4M share-based compensation and associated payroll taxes; certain acquisition-related integration costs; and intersegment expenses.

(4) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation and (2) certain acquisition-related integration costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 23 for reconciliation of EBITDA to Net Income.

(5) Non-GAAP earnings per diluted share excludes share-based compensation and certain acquisition-related integration costs, in each case net of tax, totaling $0.05. Non-GAAP net income amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 22 for a reconciliation to earnings per diluted share.

Business Cloud Services

Cloud Subscription Business Progress Report

DID Based Services

- 2012 revenue was $327MM
- November run-rate is $343MM, increase of over 5%

Non-DID Services

- 2012 revenue was $25.6MM
- November run-rate is $34.3MM, increase of over 33%
    - KeepItSafe® +234%
    - FuseMail® +24%
    - Campaigner® +2%

Online Backup

KeepItSafe®

- November revenue run-rate > $12M
- November run-rate revenue up ~ 40% vs. Q2 2013 and > 234% vs. Q3 2012
- KeepItSafe® Mobile – soft launched with select corporate customers.
  - Provides complete protection, sharing and governance across desktop, laptop, and mobile devices (android, iOS)
- Recently Expanded KeepItSafe® into Canada
- Netherlands acquisition fully integrated and rebranded KeepItSafe®

Cancel Rate

- Record Q3 of 2.27%
- Improved 28% since comparable period in 2009



Cancel Rate (1)
3.5%
3.3%
3.0%
2.8%
2.5%
2.3%
2.0%
Q1
Q2
Q3
Q4
3.5%
2.8%
2.6%
2.4%
2.4%
3.3%
2.6%
2.4%
2.3%
2.2%
3.1%
2.6%
2.5%
2.28%
2.27%
3.0%
2.7%
2.6%
2.2%
2009
2010
2011
2012
2013

(1) Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively canceled and reactivated within the same calendar month) and DIDs related to enterprise customers beginning with their first day of service, calculated monthly and expressed here as an average over the three months of the quarter.

j2 Digital Media

Ranked #1 in All Verticals

	TECH	GAMES	MEN'S LIFESTYLE
Description	**Reviews** Lab-based reviews & buying guides of all consumer electronics **IT Pros** Q&A Sites for IT developers & managers **Blogs** News & opinion on latest gadgets **Network** Small/medium sized publishers that rely on ZD for monetization	IGN Features News and Reviews (Games, Movies, & TV Shows) 14 Versions of IGN across Globe (12 Languages, 40 Countries) 5.4 MM Social Followers on (Facebook, Twitter, Pulse, & Google+) Klout Score: 99 / 100	Features and Videos Catered to 'Becoming a Better Man' (Grooming, Health, Money, Dating, Entertainment) Well Positioned for Advertising (Luxury, Autos, Fashion, Alcohol) 2MM Social Followers (Facebook, Twitter, & Google+)
Ranking	Ranked #1 in Monthly Unique Visitors (1)	Ranked #1 in Monthly Unique Visitors (1)	Ranked #1 in Monthly Unique Visitors (1)

Competitors

TECH			GAMES			MEN'S LIFESTYLE		
1	**Ziff Davis Tech**	**30,186**	**1**	**IGN Entertainment**	**12,908**	**1**	**AskMen.com**	**3,620**
2	CNET	26,995	2	Gamezone Group	12,395	2	Complex.com	3,404
3	IDG Network	26,941	3	GameSpot	12,350	3	Esquire.com	2,484
4	TechMediaNetwork	23,903	4	Wikia Gaming	9,925	4	MensHealth.com	2,474
5	AOL Tech	16,206	5	Curse	9,416	5	GQ.com	1,666

Source:
(1) ComScore September 2013

Media Highlights

ZIFF DAVIS

Traffic

- Ziff Davis is #1 in unique visitors in all three of its categories in comScore in September [1]
- IGN set a new traffic record in September, passing 156 million visits and 476 million page views across desktop, mobile and apps, driven by exclusive and in-depth coverage of gaming mega hit Grand Theft Auto 5 and TV's Breaking Bad [2]

Partnerships

- IGN's YouTube channel has > 3.5 million subscribers, nearly 500K better than last quarter [3]
- PlayStation announced IGN to be available as content service on PlayStation 4 – offering IGN video to PlayStation consumers – the 1st time IGN content to be featured within PlayStation eco-system
- IGN & AskMen versions now available in India; Expanding to new territories over the next year

(1) comScore
(2) Google Analytics
(3) YouTube

Media Highlights

Product Development

- AskMen launched a new responsive design site in August resulting in a doubling of time spent on site and more attractive ad units
- PCMag mobile site redesigned in August resulting in a seven-fold increase in page views (1)
- Developed ability to target audience segments from our proprietary data management platform across NetShelter inventory
- New IGN iOS mobile app launched in September with a total of 1.2 million users updated to the latest version so far.
  - App optimizes both content discovery and ad integration, resulting in boosted video views, pages-per-visit, and ad performance.

M&A Ready

- Integration complete for both IGN & NetShelter and we are now focus on additional M&A

(1) Omniture

2013 Financial Outlook

Margin Contribution Non-GAAP

In Millions	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13
Cloud - Services							
Revenues	$ 86.4	$ 89.0	$ 90.2	$ 90.5	$ 89.8	$ 93.9	$ 93.4
Gross Profit	$ 70.7	$ 73.0	$ 74.1	$ 74.0	$ 73.4	$ 76.1	$ 76.1
Gross Profit %	82%	82%	82%	82%	82%	81%	82%
EBITDA (1)	$ 44.7	$ 47.0	$ 47.1	$ 45.9	$ 44.1	$ 46.8	$ 46.4
EBITDA %	52%	53%	52%	51%	49%	50%	50%
Media							
Revenues	-	-	-	$ 9.7	$ 22.8	$ 31.2	$ 32.6
Gross Profit	-	-	-	$ 7.8	$ 19.3	$ 26.6	$ 28.2
Gross Profit %	n/a	n/a	n/a	80%	85%	85%	87%
EBITDA (1)	-	-	-	$ 4.1	$ 3.2	$ 4.7	$ 5.4
EBITDA %	n/a	n/a	n/a	42%	14%	15%	17%
IP Licensing							
Revenues	$ 0.3	$ 0.5	$ 3.0	$ 1.8	$ 0.9	$ 14.9	$ 1.0
Gross Profit	$ 0.3	$ 0.5	$ 3.0	$ 1.8	$ 0.9	$ 14.9	$ 1.0
Gross Profit %	100%	100%	100%	100%	100%	100%	100%
EBITDA (1) (2)	$ 0.3	$ 0.5	$ 3.0	$ 1.8	$ 0.9	$ 14.9	$ 1.0
EBITDA %	100%	100%	100%	100%	100%	100%	100%

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense (benefit); depreciation and amortization; share-based compensation; and certain acquisition-related integration costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 23 for reconciliation of EBITDA to Net Income.

(2) IP Licensing Gross Profit and EBITDA are calculated without allocating any expense associated with IP Licensing operations, which expense is included in the Cloud Services amounts presented.

2013 Guidance: Reaffirming

Revenues	$510M - $535M
Non-GAAP EPS (1)	$2.78 - $2.98

(1) Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, acquisition-related integration costs, in each case net of tax. It is anticipated that the normalized tax rate for 2013 (exclusive of the release of reserves for uncertain tax positions) will be less than 25%.

Quarterly Dividend

Timing:

- **Record Date – November 18th**
- **Payment Date – December 4th**

Payment Amount:

- **$0.255 per Share**
- **~ $12M of Cash**

Designed Not to Impact Operational or M&A Activities

Supplemental Information

Financial & Other Metrics Cloud

(in Thousands)

	2012 Q1	2012 Q2	2012 Q3	2012 Q4	2013 Q1	2013 Q2	2013 Q3
Total Revenues	$86,652	$89,465	$93,245	$92,322	$90,739	$108,768	$94,390
Fixed Subscriber Revenues [1]	$70,227	$72,187	$72,284	$72,021	$71,274	$74,556	$74,540
Variable Subscriber Revenues [1]	14,598	15,884	17,181	18,135	18,228	19,196	18,753
Subscriber Revenues	$84,825	$88,071	$89,466	$90,156	$89,503	$93,752	$93,293
Other Licenses Revenues	1,827	1,394	3,779	2,166	1,236	15,017	1,097
Total Cloud Revenues	$86,652	$89,465	$93,245	$92,322	$90,739	$108,768	$94,390
DID - Based Revenues	$78,561	$81,620	$83,102	$83,657	$82,605	$86,285	$85,797
Non-DID Revenues	8,091	7,845	10,143	8,665	8,134	22,483	8,593
Total Cloud Revenues	$86,652	$89,465	$93,245	$92,322	$90,739	$108,768	$94,390
Subscriber Revenues/Total Revenues	97.9%	98.4%	95.9%	97.7%	98.6%	86.2%	98.8%
DID - Based/Total Revenues	90.7%	91.2%	89.1%	90.6%	91.0%	79.3%	90.9%
% Fixed Subscriber Revenues	82.8%	82.0%	80.8%	79.9%	79.6%	79.5%	79.9%
% Variable Subscriber Revenues	17.2%	18.0%	19.2%	20.1%	20.4%	20.5%	20.1%
Paid DIDs [2]	2,025,199	2,057,994	2,077,057	2,093,941	2,155,122	2,188,992	2,217,549
Average Monthly Revenue/DID [3]	$12.85	$13.19	$13.27	$13.31	$12.98	$13.16	$12.87
Cancel Rate [4]	2.4%	2.3%	2.3%	2.2%	2.4%	2.2%	2.3%

(1) Q1 & Q2 2013 amounts revised to reflect additional information obtained during integration of MetroFax, which was acquired in Q1 2013
(2) Paid DIDs reflect reserves for: anticipated product migration and/or price increase and a non-recurring adjustment for data clean up
(3) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter
(4) Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within the same calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter

Financial & Other Metrics Media & Consolidated

		2012 Q1	2012 Q2	2012 Q3	2012 Q4	2013 Q1	2013 Q2	2013 Q3
Web Traffic (1)	-(in Millions)-							
Visits		80	80	82	104	377	558	601
Pageviews		238	285	264	344	1,249	1,897	2,002
Total GAAP Revenues	(in Thousands)	$86,652	$89,465	$93,245	$102,033	$113,617	$141,361	$127,788
Adjustments(2)		$0	$0	$0	$0	($44)	($1,348)	($814)
Total Non GAAP Revenues		$86,652	$89,465	$93,245	$102,033	$113,573	$140,013	$126,974
Cloud Revenues		$86,652	$89,465	$93,245	$92,322	$90,739	$108,768	$94,390
Media Revenues		$0	$0	$0	$9,711	$22,834	$31,244	$32,584
Total Non GAAP Revenues		$86,652	$89,465	$93,245	$102,033	$113,573	$140,013	$126,974
Cash & Investment	(millions)	$193.3	$206.8	$469.8	$343.6	$310.1	$352.9	$374.1
Free Cash Flow (3)	(millions)	$38.1	$45.6	$37.1	$45.2	$38.4	$66.2	$22.3
Diluted EPS - GAAP		$ 0.60	$ 0.67	$ 0.69	$ 0.65	$ 0.49	$ 0.77	$ 0.59
Diluted EPS - Non-GAAP (4)		$ 0.64	$ 0.70	$ 0.65	$ 0.70	$ 0.58	$ 0.83	$ 0.64
EBITDA (5)	(millions)	$ 45.0	$ 47.5	$ 50.0	$ 51.7	$ 48.2	$ 66.4	$ 52.8

(1) Web Traffic figures based on Omniture and Google Analytics
(2) Non-GAAP Revenues in Q1, Q2 & Q3 2013 excludes revenues associated with activities of IGN Entertainment, Inc. exited during Q1, Q2 or Q3 2013 as part of integration into Digital Media business
(3) See slide 21 for a definition of free cash flow
(4) See slide 22 for a definition of diluted Non-GAAP earnings per share (EPS) and a reconciliation to diluted GAAP EPS
(5) See slide 23 for a definition of EBITDA and reconciliation to Net Income

GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

Free Cash Flow (1)

	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13
Net cash provided by operating activities	$38.942	$46.382	$38.193	$46.394	$40.048	$68.973	$25.859
Less: Purchases of property and equipment	($1.159)	($1.631)	($0.956)	($1.159)	($1.933)	($4.056)	($5.126)
Add: Excess tax (deficiency) benefit from share-based compensation	$0.286	$0.821	($0.091)	($0.055)	$0.280	$1.301	$1.590
Free cash flow	**$38.069**	**$45.572**	**$37.146**	**$45.180**	**$38.395**	**$66.218**	**$22.323**

EBITDA (2)

	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13
Net income	$28.539	$31.188	$31.650	$30.286	$22.771	$35.967	$27.627
Plus:							
Interest and other expense, net	$0.719	($0.809)	$2.747	$4.583	$4.716	$4.817	$4.576
Income tax expense	$8.352	$9.648	$7.880	$7.379	$5.500	$11.823	$7.105
Depreciation and amortization	$4.906	$5.274	$5.351	$6.621	$8.794	$9.454	$10.178
Share-based compensation	$2.363	$2.161	$2.417	$2.287	$2.348	$2.335	$2.425
Certain acquisition-related integration costs (3)	$0.149	$0.000	$0.000	$0.585	$4.094	$1.983	$0.938
EBITDA	**$45.028**	**$47.462**	**$50.045**	**$51.741**	**$48.223**	**$66.379**	**$52.849**

(1) Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization; share-based compensation; and certain acquisition-related integration costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(3) Excludes depreciation and amortization associated with acquisition and costs

Q3 GAAP Reconciliation Non-GAAP Earnings & EPS

($ in thousands)

	THREE MONTHS ENDED SEPTEMBER 30, 2013				THREE MONTHS ENDED SEPTEMBER 30, 2012			
	GAAP	(1) Share-based Compensation	(2) Certain acquisition-related exit costs	Non-GAAP	GAAP	(1) Share-based Compensation	(3) Additional Income Tax Benefit from Prior Years	Non-GAAP
Revenues	$ 127,788	—	(814)	$ 126,974	$ 93,246	—	—	$ 93,246
Cost of revenues	21,801	(162)	—	21,639	16,303	(199)	—	16,104
Operating expenses:								
Sales and marketing	34,787	(465)	(1,379)	32,943	15,190	(390)	—	14,800
Research, development and engineering	6,000	(103)	—	5,897	4,692	(111)	—	4,581
General and administrative	25,892	(1,695)	(373)	23,824	14,784	(1,717)	—	13,067
Interest and other (expense) income, net	(4,576)	—	—	(4,576)	(2,747)	—	—	(2,747)
				38,274				
Income tax provision (4)	7,105	831	403	8,339	7,880	832	3,066	11,778
Net income attributable to j2 Global, Inc. common stockholders	$ 27,806	1,594	535	$ 29,935	$ 31,650	1,585	(3,066)	$ 30,169
Net income per share attributable to j2 Global, Inc. common stockholders*:								
Basic	$ 0.60	0.04	0.01	$ 0.64	$ 0.69	0.04	(0.07)	$ 0.66
Diluted	$ 0.59	0.03	0.01	$ 0.64	$ 0.69	0.04	(0.07)	$ 0.65

* The reconciliation of Net income per share from GAAP to Non-GAAP may not foot because each is calculated independently

Non-GAAP net income is GAAP net income with the following modifications:

1) elimination of shared-based compensation expense and the associated payroll taxes
2) elimination of certain acquisition-related integration costs
3) elimination of additional income tax benefit from prior years
4) elimination of income tax provision associated with shared-based compensation; certain acquisition-related integration costs

GAAP Reconciliation EBITDA

($ in thousands)

EBITDA CONSOLIDATED CLOUD & MEDIA Q3 2013 (1)

	Cloud Services	Cloud IP Licensing	Cloud	Media	Subtotal	Tax Effect of Inter-segment Transactions	Consolidated
Net income (loss) (2)	28,147	1,010	29,157	842	29,999	(2,371)	27,627
Interest and other expense, net	4,299	-	4,299	276	4,575	-	4,576
Income tax expense	5,107	-	5,107	(373)	4,734	2,371	7,105
Depreciation and amortization	6,412	-	6,412	3,767	10,179	-	10,178
Reconciliation of GAAP to Non-GAAP Financial Measures:							
Share-based compensation	2,424	-	2,424	-	2,424	-	2,425
Certain acquisition-related integration costs	-	-	-	938	938	-	938
EBITDA	46,389	1,010	47,399	5,450	52,849	-	52,849

(1) EBITDA is defined as net income plus interest and other expense, net, income tax expense, depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation and (2) certain acquisition-related integration costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(2) IP Licensing EBITDA is calculated without allocating any expense associated with IP Licensing operations, which expense is included in the Cloud Services amounts presented

Note Ratios & Covenants

Figures in Millions	$250 Million Senior Unsecured Notes 9/30/2013 Actual	% of Total
Total Cash & Investments	$374.1	
Total Debt	$250.0	8.9%
Total Market Capitalization (1)	$2,556.3	91.1%
EBITDA - LTM 9/30/13 (2)	$210.0	
Ratios		
Leverage Ratio - Debt / EBITDA LTM	1.19x	
Fixed Charge Ratio - EBITDA LTM / Interest Expense (3)	10.11x	
Lien Debt	1.19x	

(1) Market value of equity based on a closing share price of $54.93 as of 11/4/13 and total shares outstanding of 46.5M.
(2) EBITDA per our Senior Notes Indenture Agreement is defined the same as in footnote 1 on slide 23 except it excludes digital media results and interest income.


j2 Global
Inform. Connect. Empower.

j2 | eFax | eVoice | FuseMail | campaigner | KeepItSafe | onebox | ZIFF DAVIS